UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2024

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Euclid Avenue Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 578-0777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On February 1, 2024, Alexandria Real Estate Equities, Inc. (the “Company”) and Alexandria Real Estate Equities, L.P., as guarantor (the “Guarantor”), entered into an underwriting agreement with Goldman Sachs & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives (the “Representatives”) of the several Underwriters named therein (the “Underwriters”), in connection with the sale of $400,000,000 aggregate principal amount of the Company’s 5.250% Senior Notes due 2036 and $600,000,000 aggregate principal amount of the Company’s 5.625% Senior Notes due 2054 (together, the “Notes”). The Notes will be fully and unconditionally guaranteed by the Guarantor and, subject to customary closing conditions, the Underwriters expect to deliver the Notes to the purchasers on or about February 15, 2024. The Notes were offered by the Company pursuant to an effective shelf registration statement on Form S-3 on file with the Securities and Exchange Commission. A copy of the underwriting agreement is attached hereto as Exhibit 1.1.

On February 1, 2024, the Company issued a press release announcing the offer of the Notes. A copy of the press release is attached hereto as Exhibit 99.1.

On February 1, 2024, the Company issued a press release announcing the pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	1.1	Underwriting Agreement, dated February 1, 2024, among Alexandria Real Estate Equities, Inc., Alexandria Real Estate Equities, L.P. and Goldman Sachs & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several Underwriters named therein.

99.1	Press Release, dated February 1, 2024.

99.2	Press Release, dated February 1, 2024.

104.1	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date: February 5, 2024	By:	/s/ Marc E. Binda
Marc E. Binda
Chief Financial Officer and Treasurer